UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 5, 2025

Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

Asset Purchase Agreement

On August 5, 2025, Body and Mind, Inc.’s (“Company”) wholly owned subsidiary DEP Nevada, Inc. (“DEP”) entered into an Asset Purchase Agreement (the “APA”) with NMG San Diego, LLC, a California limited liability company (“NMG SD”), SJJR, LLC, a California limited liability company (“SJJR” together with DEP and NMG SD being, the “Selling Parties”) and OTC Miramar, LLC, a California limited liability company (“OTC” and “Buyer”) whereby certain key assets of NMG SD are being sold pursuant to the APA including an annual operating cannabis permit (the “Local License”) issued by the City of San Diego, California (the “City”), along with certain other specified assets incidental to NMG SD’s commercial cannabis retail business (such assets together with the Local License being, the “Purchased Assets”). DEP is a majority member of NMG SD and SJJR is a minority member.

The purchase price for the Purchased Assets is $1,600,000 (the “Purchase Price”) to be paid as follows:

(a)	$100,000 to be paid as a deposit, which amount was paid prior to the execution of the APA;

(b)	$500,000 (the “Cash Amount”) to be delivered into an escrow account to be released to NMG SD within 3 business days of the City approving the transfer of the Local License (being the “Transfer Approval”) pursuant to an escrow agreement between NMG SD, OTC and Secured Trust Escrow, the escrow agent. The Cash Amount shall be used to satisfy NMG SD’s existing tax liability (the “Tax Liability”) with the California Department of Tax and Fee Administration (the “CDTFA”). Any positive difference between the Cash Amount and Tax Liability shall be delivered to NMG; any negative difference shall be satisfied by NMG SD;

(c)	$570,382.56 (the “Landlord Payment”) to be delivered directly by OTC to Green Road, LLC (the “Landlord”) no later than the closing of the APA to satisfy the following obligations under the lease agreement between NMG SD and the Landlord (the “Lease”):

(i)	a sales bonus payment of $500,000 due to the Landlord for the assignment of the Lease to OTC; and

(ii)

The outstanding rent under the Lease as set out in the second lease amendment to be entered into by NMG SD, OTC and the Landlord before the closing of the APA (the “Lease Amendment”). The Lease Amendment shall assign the Lease to OTC effective upon the delivery of the Landlord Payment to the Landlord;

(d)	$429,617.44 (the “Note Payment”) to be paid pursuant to a secured promissory note dated August 5, 2025 (the “Promissory Note”) which was issued by OTC to NMG SD.

The APA has a working capital adjustment of Current Assets minus Current Liabilities (which includes trade accounts and accounts payable) and the resulting number shall either increase or decrease the Purchase Price, with any adjustment to be made to the Note Payment. Pursuant to the APA, the Selling Parties and the Buyer agreed that based on historical operating data, the Current Liabilities shall likely exceed Current Assets such that the Note Payment shall be reduced once the working capital has been calculated pursuant to the terms set forth in the APA.

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In addition, the APA provides that, starting on August 5, 2025, OTC shall assume all the liabilities of NMG relating to its management, control, and operation of the retail business pursuant to a Management Services Agreement between NMG SD and OTC. OTC shall continue to pay the Tax Liability to the CDTFA until the Cash Amount is released from escrow to NMG SD, with any such interim payments made by OTC to reduce the Note Payment amount.

NMG SD’s closing deliverables of the Agreement include: (a) a bill of sale assigning and transferring the Purchased Assets to OTC; (b) the Transfer Approval; (c) the Escrow Agreement; (d) the Lease Amendment; (e) the countersigned Promissory Note and such other certificates and documents as may be requested by OTC. OTC shall deliver countersignatures to the above documents and full delivery of the Purchase Price.

Following the closing of the APA, OTC shall own the Purchased Assets and be the tenant/lessee under the Lease Amendment.

The foregoing description of the APA does not purport to be complete and is subject to, and qualified in its entirety by the APA, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Management Services Agreement

On August 5, 2025, NMG SD and OTC entered into a Management Services Agreement (the “MSA”) whereby OTC shall operate NMG SD’s commercial cannabis dispensary located at 7625 Carroll Road, San Diego, California 92121 (the “Enterprise”) and provide management services, regulatory compliance services, human resource support and services, information technology services, financial services, as specifically outlined in the MSA (the “Services”) at OTC’s sole cost and expense without right of reimbursement from NMG SD or the Enterprise in exchange for OTC receiving a management services fee equal to 100% of the gross revenue and economic proceeds generated by and derived from the Enterprise.

Unless terminated sooner in accordance with the terms of the MSA, the term (the “Term”) of the MSA shall commence on August 5, 2025 and continue until the earliest of the occurrence of any of the following events: (a) termination of the APA; (b) OTC fails to timely pay the Purchase Price as set forth in APA; (c) the California Department of Cannabis Control (the “DCC”) makes a final non-appealable determination denying the approval of the MSA; (d) a Governmental Authority (as defined in the MSA) makes a final and non-appealable determination that the terms of the MSA are in contravention of Applicable Law; (e) a written notice by either non-breaching party to the breaching party, subject to a fifteen (15) day cure period (if permitted by Law), if a material breach of the MSA, the APA, or any related agreement could reasonably lead to a governmental order restraining the MSA; (f) the Local License and commercial cannabis retail license (the “State License”, together with the Local License, the “Licenses”) issued by the DCC are revoked by the applicable Governmental Authority, and the OTC is restricted from effectively performing the Services; or (g) upon the closing of the APA.

NMG SD and OTC acknowledge that, subject to the terms and conditions set forth in the MSA, OTC shall perform the Services as an independent contractor and shall indemnify, defend, and hold harmless NMG SD and DEP from and against any and all losses arising directly or indirectly out of OTC’s management of NMG SD or the Enterprise.

The foregoing description of the MSA does not purport to be complete and is subject to, and qualified in its entirety by the MSA, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Secured Promissory Note

On August 5, 2025, to secure the Note Payment obligation of $429,617.44, OTC issued the Promissory Note pursuant to which: (a) OTC shall pay interest on the unpaid principal balance of the Note at the rate of 4.03% per annum, calculated on the basis of a 365-day or 366-day year and the actual number of days elapsed; and (b) all principal and accrued interest shall be due and payable on the earlier of: (i) November 4, 2025; or (ii) three (3) calendar days following receipt of the Transfer Approval.

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The Promissory Note and Note Payment is secured by the security agreement dated August 5, 2025 made and delivered by OTC in favor of NMG SD (the “Security Agreement”). Upon full payment of the principal and all accrued interest under the Promissory Note, NMG SD shall: (a) assign and deliver to OTC any remaining collateral in NMG SD’s possession; (b) execute instruments evidencing satisfaction and termination of the Promissory Note; and (c) terminate its security interest under the Security Agreement.

The foregoing description of the Promissory Note does not purport to be complete and is subject to, and qualified in its entirety by the Promissory Note, which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Security Agreement

As security for the prompt and full performance and payment of all of the indebtedness, obligations, liabilities, and undertakings of OTC in connection with the Promissory Note and Note Payment, OTC and NMG SD entered into the Security Agreement, pursuant to which OTC granted NMG SD a security interest in and to: (a) all Purchased Assets; (b) all personal and fixture property located on or at the Enterprise; (c) money, deposit accounts, letters of credit, and letter-of-credit rights; (d) securities and all other investment property; and (e) other contracts rights or rights to the payment of money, insurance claims and proceeds, tort claims, and all general intangibles (including all payment intangibles).

The foregoing description of the Security Agreement does not purport to be complete and is subject to, and qualified in its entirety by the Security Agreement, which attached as Exhibit A to the Promissory Note that is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On August 11, 2025, the Company issued a news release to announce the agreement to divest the Purchased Assets.

A copy of the news release is attached as Exhibit 99.1 hereto.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1	Asset Purchase Agreement by and between NMG San Diego, LLC, DEP Nevada, Inc., SJJR, LLC, and OTC Miramar, LLC, dated August 5, 2025

10.2	Management Services Agreement between NMG San Diego, LLC and OTC Miramar, LLC, dated August 5, 2025

10.3	Secured Promissory Note between NMG San Diego, LLC and OTC Miramar, LLC, dated August 5, 2025

99.1	News release dated August 11, 2025

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: August 13, 2025	By:	/s/ Michael Mills
Michael Mills
President, CEO and Director

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